                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JULY 1, 2006


                      CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                   001-32663                   86-0812139
  (State or other          (Commission File Number)        (IRS Employer
   jurisdiction of                                       Identification No.)
  incorporation)


   200 EAST BASSE ROAD             (210) 832-3700                 78209
    SAN ANTONIO, TEXAS        (Registrant's telephone           (Zip Code)
 (Address of principal      number, including area code)
   executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS.

         Effective as of July 1, 2006, Clear Channel Outdoor Holdings, Inc., a Delaware corporation (the "COMPANY"), completed its acquisition of IN-TER-SPACE Services, Inc., a Pennsylvania corporation ("ISI"), pursuant to the Stock Purchase Agreement (the "PURCHASE AGREEMENT"), dated May 20, 2006, by and among the Company, Clear Channel Outdoor, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, ISI and the shareholders of ISI (the "SHAREHOLDERS"). A final copy of the Stock Transfer Restriction and Registration Rights Agreement, dated as of July 1, 2006, by and among the Company and the Shareholders, executed in connection with the Purchase Agreement, is attached as
Exhibit 4.1.

         A copy of the press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

  EXHIBIT NUMBER     EXHIBIT TITLE
-------------------- ----------------------------------------------------------------------------------------
        4.1          Stock Transfer Restriction and Registration Rights Agreement, by and among Clear
                     Channel Outdoor Holdings, Inc. and the Shareholders of IN-TER-SPACE Services, Inc.,
                     dated as of July 1, 2006.

       99.1          Press Release issued July 3, 2006


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 5, 2006

                              CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

                              By:      /s/ Herbert W. Hill, Jr.
                                       -------------------------------------
                                       Herbert W. Hill, Jr.
                                       Sr. Vice President / Chief Accounting
                                       Officer



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                                INDEX TO EXHIBITS


  EXHIBIT NUMBER     EXHIBIT TITLE
-------------------- ----------------------------------------------------------------------------------------
        4.1          Stock Transfer Restriction and Registration Rights Agreement, by and among Clear
                     Channel Outdoor Holdings, Inc. and the Shareholders of IN-TER-SPACE Services, Inc.,
                     dated as of July 1, 2006.

       99.1          Press Release issued July 3, 2006